PLACEMENT AGENCY AGREEMENT

February 15, 2017

Roth Capital Partners, LLC

888 San Clemente Drive, Suite 400

Newport Beach, CA 92660

As Representative of the Placement Agents

named on Schedule A hereto

Ladies and Gentlemen:

Uni-Pixel, Inc., a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell, through the placement agents listed on Schedule A (collectively, the “Placement Agents”), for whom Roth Capital Partners, LLC is acting as representative (in such capacity, the “Representative”), up to 10,530,000 units (each a “Unit” and collectively, the “Units”) consisting of (x) (i) one share of Common Stock (the “Common Stock”), par value $0.001 per share (each, such share of Common Stock, a “Share”), plus (ii) a Warrant to purchase 0.45 Shares (each a “Warrant” and collectively, the “Warrants”) directly to various investors (the “Investors”).

The Company and the Representative hereby confirm their agreement as follows:

1.       Agreement to Act as Placement Agent. On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agent shall serve as the exclusive placement agent in connection with the issuance and sale by the Company of the Units from the Registration Statement (as defined below), with the terms of such offering (the “Offering”) to be subject to market conditions and negotiations between the Company, the Placement Agent and the Investors. The Placement Agent shall act on a best efforts basis and does not guarantee that it will be able to sell the Units in the Offering. As compensation for services rendered, on the Closing Date (as defined below), the Company shall pay to the Placement Agent an aggregate amount equal to 7% of the gross proceeds received by the Company from the sale of Units in the Offering. The purchase price to the Investors for each Unit is $0.95 (the “Offering Price”). The Representative may retain other brokers or dealers to act as sub-agents on its behalf in connection with the Offering. The term of the Placement Agent’s exclusive engagement will be 15 days from the date hereof (the “Exclusive Term”). The Placement Agent will be entitled to collect all fees earned through termination.

2.       Registration Statement and Final Prospectus. The Company has prepared and filed with the Units and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-203691) under the Securities Act of 1933 (the “Securities Act”) and the rules and regulations of the Commission thereunder (the “Rules and Regulations”), and such amendments to such registration statement (including post effective amendments) as may have been required to the date of this Agreement, registering the Units, the Common Stock, the Warrants, and the Shares issuable upon exercise of the Warrants (the “Warrant Shares”). Such registration statement, as amended (including any post effective amendments), has been declared effective by the Commission. Such registration statement, as amended (including post effective amendments thereto), the exhibits and any schedules thereto and the documents and information otherwise deemed to be a part thereof or incorporated by reference therein by the Securities Act or otherwise pursuant to the Rules and Regulations, is herein called the “Registration Statement.” If the Company has filed or files an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the “Rule 462 Registration Statement”), then any reference herein to the term Registration Statement shall include such Rule 462 Registration Statement. The Company will file with the Commission pursuant to Rule 424 under the Securities Act a preliminary and a final prospectus supplement relating to the Units. The prospectus in the form in which it appears in the Registration Statement is hereinafter called the “Base Prospectus,” and the final prospectus supplement as filed, along with the Base Prospectus, is hereinafter called the “Final Prospectus.”

For purposes of this Agreement, all references to the Registration Statement, the Rule 462 Registration Statement, if any, the Base Prospectus, the preliminary prospectus supplement relating to the Units (the “Preliminary Prospectus Supplement”), the Final Prospectus, or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Interactive Data Electronic Applications system. The Final Prospectus together with the Preliminary Prospectus Supplement is hereinafter called the “Prospectus.” All references in this Agreement to amendments or supplements to the Registration Statement, the Rule 462 Registration Statement, if any, the Base Prospectus, the preliminary prospectus supplement, or the Final Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that is deemed to be incorporated therein by reference or otherwise deemed by the Rules and Regulations to be a part thereof.

3.       Representations and Warranties of the Company Regarding the Offering.

(a)       The Company represents and warrants to, and agrees with, the Placement Agents, as of the date hereof and as of the Closing Date (as defined below), except as otherwise indicated, as follows:

(i)       At each time of effectiveness, at the date hereof and at the Closing Date, the Registration Statement, and any post-effective amendment thereto, complied or will comply in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not or will not, as the case may be, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Time of Sale Disclosure Package (as defined below) as of the date hereof and at the Closing Date, and the Final Prospectus, as amended or supplemented, at the time of filing pursuant to Rule 424(b) under the Securities Act and at the Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the two immediately preceding sentences shall not apply to statements in or omissions from the Registration Statement, the Base Prospectus, the Preliminary Prospectus Supplement, the Final Prospectus Supplement, the Final Prospectus or the Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents specifically for use in the preparation thereof. The Registration Statement contains all exhibits and schedules required to be filed by the Securities Act or the Rules and Regulations. No stop order preventing or suspending the effectiveness or use of the Registration Statement or any Prospectus is in effect and no proceedings for such purpose have been instituted or are pending, or, to the knowledge of the Company, are threatened by the Commission.

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(ii)       The Company has not distributed any prospectus or other offering material in connection with the offering and sale of the Shares other than the Time of Sale Disclosure Package and the roadshow or investor presentations delivered to and approved by the Representative for use in connection with the marketing of the offering of the Units.

(iii)       The documents incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and any Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Securities Act or the Exchange Act and the respective rules thereunder, as applicable, were filed on a timely basis with the Commission and none of such documents, when they were filed (or, if amendments to such documents were filed, when such amendments were filed), contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Any further documents so filed and incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus, when such documents are filed with the Commission, will conform in all material respects to the requirements of the Exchange Act, and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iv)       (A) The Company has provided a copy to the Placement Agents of each Issuer Free Writing Prospectus (as defined below) used in the sale of the Units, if any. The Company has filed all Issuer Free Writing Prospectuses required to be so filed with the Commission, and no stop order preventing or suspending the effectiveness or use of any Issuer Free Writing Prospectus is in effect and no proceedings for such purpose have been instituted or are pending, or, to the knowledge of the Company, are threatened by the Commission. No Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Units, has, does or will include any untrue statement of a material fact or omission to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or information that conflicted, conflicts or will conflict with the information contained in the Registration Statement or the Final Prospectus. The representations and warranties set forth in the immediately preceding sentence shall not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon, and in conformity with, written information furnished to the Company by the Placement Agents specifically for use in the preparation thereof. As used in this paragraph and elsewhere in this Agreement:

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(1)       “Time of Sale Disclosure Package” means the Base Prospectus, the Preliminary Prospectus Supplement, each Issuer Free Writing Prospectus, the bona fide electronic road show (as defined in Rule 433(h)(5) under the Securities Act) and any description of the transaction provided by the Placement Agents included on Schedule B.

(2)       “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433 under the Securities Act, relating to the Units that (A) is required to be filed with the Commission by the Company, or (B) is exempt from filing pursuant to Rule 433(d)(5)(i) or (d)(8) under the Securities Act, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) under the Securities Act. For the avoidance of doubt, the term “Issuer Free Writing Prospectus” shall not include any “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was prepared by the Placement Agents or provided to any person by the Placement Agents without the knowledge and consent of the Company.

(B)       At the time of filing of the Registration Statement and at the date hereof, the Company was not and is not an “ineligible issuer,” as defined in Rule 405 under the Securities Act or an “excluded issuer” as defined in Rule 164 under the Securities Act.

(C)       Each Issuer Free Writing Prospectus satisfied, as of its issue date and at all subsequent times through the Prospectus Delivery Period, all other conditions as may be applicable to its use as set forth in Rules 164 and 433 under the Securities Act, including any legend, record-keeping or other requirements.

(v)       The financial statements of the Company, together with the related notes and schedules, included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified in conformity with generally accepted accounting principles (“GAAP”) consistently applied throughout the periods involved; and the supporting schedules included in or incorporated by reference into the Registration Statement present fairly in all material respects the information required to be stated therein. No other financial statements, pro forma financial information or schedules are required under the Securities Act and the Rules and Regulations to be included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus. PMB Helin Donovan, LLP, which has expressed its opinion with respect to the consolidated audited financial statements and schedules filed as a part of the Registration Statement and included in or incorporated by reference into the Registration Statement, the Time of Sale Disclosure Package and the Final Prospectus, is an independent public accounting firm with respect to the Company within the meaning of the Securities Act and the Rules and Regulations.

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(vi)       The Company had a reasonable basis for, and made, disclosed or reaffirmed in good faith, each “forward-looking statement” (within the meaning of Section 27A of the Securities Act or Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus.

(vii)       Any statistical or market-related data included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources, to the extent required.

(viii)       The Common Stock is registered pursuant to Section 12(b) of the Exchange Act and is listed or approved for listing on The NASDAQ Capital Market (“NASDAQ”). There is no action pending to delist the Common Stock from NASDAQ, nor has the Company received any notification that NASDAQ is contemplating terminating such listing. When issued, the Shares and the Warrant Shares will have been duly authorized for listing on NASDAQ, subject to official notice of issuance. The Company has no securities that are rated by any “nationally recognized statistical organization” as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act.

(ix)       Neither the Company nor any of its officers, directors or affiliates (which term, as used in this Agreement, is defined in Rule 405 of the Rules and Regulations) has taken or will take, directly or indirectly, any action that is designed or intended to or that has constituted or that would reasonably be expected to cause or result in the unlawful stabilization or manipulation of the price of any security of the Company

(x)       No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders (or analogous interest holders), customers or suppliers of the Company or any of its affiliates on the other hand, which is required to be described in the Time of Sale Disclosure Package and the Prospectus and which is not so described.

(xi)       The Company is not and during the past three years neither the Company nor any predecessor was: (A) a blank check company as defined in Rule 419(a)(2) of the Securities Act, (B) a shell company, other than a business combination shell company, each as defined in Rule 405 of the Securities Act, or (C) an issuer for an offering of penny stock as defined in Rule 3a51-1 of the Exchange Act.

(xii)       The Company is not required to, and, after giving effect to the offering and sale of the Units, will not be required to, register as an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(xiii)       The Company was at the time of filing the Registration Statement, and at the date hereof, remains eligible to use Form S-3 under the Securities Act.

(b)       Any certificate that is signed by any officer of the Company and delivered to the Placement Agents shall be deemed a representation and warranty by the Company to the Placement Agents to the Placement Agents’ counsel as to the matters covered thereby.

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4.       Representations and Warranties Regarding the Company.

(a)       The Company represents and warrants to, and agrees with, the Placement Agent, except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, as of the date hereof and as of the Closing Date, as follows:

(i)       Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries has the corporate power and authority to own its properties and conduct its business as currently being carried on and as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and is duly qualified to do business as a foreign corporation in good standing in each jurisdiction in which it owns or leases real property or in which the conduct of its business makes such qualification necessary and in which the failure to so qualify would have or is reasonably likely to result in a material adverse effect upon the business, prospects, assets, properties, operations, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, or in the Company’s ability to perform its obligations under this Agreement (a “Material Adverse Effect”).

(ii)       The Company has the corporate power and authority to enter into this Agreement and to authorize, issue and sell the Units as contemplated by this Agreement. This Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid, legal and binding obligation of the Company, enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by federal or state law and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity. Uni-Pixel Displays, Inc. is the sole subsidiary of the Company. Except for Uni-Pixel Displays, Inc., the Company does not own or control, directly or indirectly, any interest in any corporation, partnership, limited liability partnership, limited liability corporation, association or other entity.

(iii)       The execution, delivery and performance of this Agreement and the consummation of the transactions herein contemplated will not (A) result in a breach or violation of any of the terms and provisions of, or constitute a default under, any law, rule, regulation, judgment, order or decree of any a court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any subsidiary or any of their respective properties, as applicable, to which the Company or any subsidiary is subject, or by which any property or asset of the Company or any subsidiary is bound or affected, (B) conflict with, result in any violation or breach of, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any right of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, lease, credit facility, debt, note, bond, mortgage, indenture or other instrument filed as an exhibit to the Registration Statement (the “Reviewed Agreements”) or obligation or other understanding to which the Company or any subsidiary is a party or by which any property or asset of the Company or any subsidiary is bound or affected except to the extent that such conflict, default, termination, amendment, acceleration or cancellation right is not reasonably likely to result in a Material Adverse Effect, or (C) result in a breach or violation of any of the terms and provisions of, or constitute a default under, the Company’s certificate of incorporation or by-laws, each as amended and currently in effect.

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(iv)       Neither the Company nor any of its subsidiaries is in violation, breach or default under its certificate of incorporation, by-laws or other equivalent organizational or governing documents, each as amended and currently in effect, except where the violation, breach or default in the case of a subsidiary of the Company is not reasonably likely to result in a Material Adverse Effect.

(v)       Neither the Company, its subsidiaries nor, to its knowledge, any other party is in violation, breach or default of any Reviewed Agreement that is reasonably likely to result in a Material Adverse Effect.

(vi)       All consents, approvals, orders, authorizations and filings required on the part of the Company and its subsidiaries in connection with the execution, delivery or performance of this Agreement, and the transactions herein contemplated, have been obtained or made, other than such consents, approvals, orders and authorizations the failure of which to make or obtain are not reasonably likely to result in a Material Adverse Effect.

(vii)       All of the issued and outstanding shares of capital stock of the Company are duly authorized and validly issued, fully paid and nonassessable, and have been issued in compliance with all applicable securities laws, and conform in all material respects to the description thereof in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus. Except for the Shares and the issuances of options or restricted stock in the ordinary course of business, since the respective dates as of which information is provided in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, the Company has not entered into or granted any convertible or exchangeable securities, options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of the capital stock of the Company and the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or similar rights, except as disclosed in the Time of Sale Disclosure Package. The Shares, when issued and duly paid for as provided herein, will be duly authorized and validly issued, fully paid and nonassessable, issued in compliance with all applicable securities laws. The Warrants constitute valid and binding obligations of the Company and the Warrant Shares, when issued in accordance with the terms of the Warrants, will be duly authorized and validly issued, fully paid and nonassessable, issued in compliance with all applicable securities laws, and free of preemptive, registration or similar rights. The Shares and Warrant Shares, when issued, will conform in all material respects to the descriptions thereof set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

(viii)       No person or entity has the right to require registration of shares of Common Stock or other securities of the Company or any of its subsidiaries because of the filing or effectiveness of the Registration Statement, except for persons and entities who have expressly waived such right in writing or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right. Except as described in the Time of Sale Disclosure Package or in agreements filed as exhibits to the Initial Registration Statement, there are no persons with registration rights or similar rights to have any securities registered by the Company or any of its subsidiaries under the Securities Act.

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(ix)       The exercise price of each option issued under the Company’s stock option or other employee benefit plans has been no less than the fair market value of a share of common stock as determined on the date of grant of such option. All grants of options were validly issued and properly approved by the board of directors of the Company (or a duly authorized committee thereof) in material compliance with all applicable laws and regulations and recorded in the Company’s financial statements in accordance with GAAP and, to the Company’s knowledge, no such grants involved “back dating,” “forward dating” or similar practice with respect to the effective date of grant.

(x)       The Company does not own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Units will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Shares to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

(xi)       Except as otherwise stated in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company’s certificate of incorporation, by-laws or any agreement or other instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound. Neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any shares of Common Stock or other securities of the Company, other than such rights that have been waived.

(xii)       Except as otherwise stated in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, the Company does not own, directly or indirectly, any capital stock or other ownership interest in any partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity.

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(xiii)       Each of the Company and its subsidiaries (A) has timely filed all foreign, federal, state and local returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof, and all such returns were true, complete and correct in all material respects, (B) has paid all taxes (as hereinafter defined) shown as due and payable on such returns that were filed, including, without limitation, all sales and use taxes and all taxes which the Company is obligated to withhold from amounts owing to employees, creditors and third parties, and all taxes imposed on or assessed against the Company or such respective subsidiary, (C) does not have any tax deficiency or claims outstanding or assessed or, to its knowledge, proposed against it and (D) will not be obligated to pay any transfer taxes or other similar fees or charged under federal law or the laws of any state, or any political subdivision thereof, in connection with the execution and delivery of this Agreement or the sale and issuance by the Company of the Units. The provisions for taxes payable, if any, shown on the financial statements filed with or as part of the Registration Statement are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. Except as disclosed in writing to the Placement Agent, (i) no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company or its subsidiaries, and (ii) no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company or its subsidiaries. Neither the Company nor its subsidiaries has engaged in any transaction which is a corporate tax shelter or which could be characterized as such by the Internal Revenue Service or any other taxing authority to which the Company or such subsidiary reports or is governed by. The term “taxes” mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

(xiv)       The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15 of the General Rules and Regulations under the Exchange Act (the “Exchange Act Rules”)) that complies in all material respects with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company’s internal control over financial reporting is effective. Except as described in the Time of Sale Disclosure Package, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company’s internal control over financial reporting is, or upon consummation of the offering of the Units will be, overseen by the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) in accordance with the Exchange Act Rules. The Company has not publicly disclosed or reported to the Audit Committee or to the Board, and within the next 90 days the Company does not reasonably expect to publicly disclose or report to the Audit Committee or the Board, a significant deficiency, material weakness, change in internal control over financial reporting or fraud involving management or other employees who have a significant role in the internal control over financial reporting (each an “Internal Control Event”), any violation of, or failure to comply with, the U.S. Securities Laws, or any matter which if determined adversely, would have a Material Adverse Effect. A member of the Audit Committee has confirmed to the Chief Executive Officer, Chief Financial Officer or General Counsel that, except as set forth in the Time of Sale Disclosure Package, the Audit Committee is not reviewing or investigating, and neither the Company’s independent auditors nor its internal auditors have recommended that the Audit Committee review or investigate, (i) adding to, deleting, changing the application of or changing the Company’s disclosure with respect to, any of the Company’s material accounting policies, (ii) any matter which could result in a restatement of the Company’s financial statements for any annual or interim period during the current or prior three fiscal years, or (iii) any Internal Control Event. The Company has made and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company in all material respects. The Company maintains disclosure controls and procedures (as such is defined in Rule 13a-15 of the Exchange Act Rules) that comply in all material respects with the requirements of the Exchange Act; such disclosure controls and procedures have been reasonably designed to ensure that information required to be disclosed by the Company and its subsidiaries is accumulated and communicated to the Company’s management, including the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective.

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(xv)       Since the respective dates as of which information is given in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, (a) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business, (b) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock; (c) there has not been any change in the capital stock of the Company or any of its subsidiaries (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the issuance, repurchase or forfeiture of restricted stock awards or restricted stock units under the Company’s existing stock awards plans, or any new grants thereof in the ordinary course of business), (d) there has not been any change in the Company’s long-term or short-term debt, and (e) there has not been any Material Adverse Effect.

(xvi)       There is not pending or, to the knowledge of the Company, threatened, any action, suit or proceeding to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company is the subject before or by any court or governmental agency, authority or body, or any arbitrator or mediator, which is reasonably likely to result in a Material Adverse Effect.

(xvii)       The Company and each of its subsidiaries holds, and is in compliance with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders (“Permits”) of any governmental or self-regulatory agency, authority or body required for the conduct of its business, and all such Permits are in full force and effect, in each case except where the failure to hold, or comply with, any of them is not reasonably likely to result in a Material Adverse Effect. All such Permits are free and clear of any restriction or condition that are in addition to, or materially different from those normally applicable to similar licenses, certificates, authorizations and permits. The Company has not received notification of any revocation, modification, suspension, termination or invalidation (or proceedings related thereto) of any such Permit and to the knowledge of the Company, no event has occurred that allows or results in, or after notice or lapse of time or both would allow or result in, revocation, modification, suspension, termination or invalidation (or proceedings related thereto) of any such Permit and the Company has no reason to believe that any such Permit will not be renewed; and the Company is a member in good standing of each Federal, state or foreign exchange, board of trade, clearing house or association and self-regulatory or similar organization, in each case as necessary to conduct their respective businesses as described in the Time of Sale Disclosure Package and the Prospectus.

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(xviii)       The Company and its subsidiaries have good and marketable title to all owned property (whether real or personal) described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus as being owned by them that are material to the business of the Company, in each case free and clear of all liens, claims, security interests, other encumbrances or defects, except those that are not reasonably likely to result in a Material Adverse Effect. The property held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases with only such exceptions with respect to any particular lease as do not interfere in any material respect with the conduct of the business of the Company and its subsidiaries.

(xix)       The Company and each of its subsidiaries owns or possesses the valid right to use or could obtain on commercially reasonable terms for an amount that is not material to the Company and its subsidiaries, taken as a whole, all (i) valid and enforceable patents, patent applications, trademarks, trademark registrations, service marks, service mark registrations, Internet domain name registrations, copyrights, copyright registrations, licenses, trade secret rights (“Intellectual Property Rights”) and (ii) inventions, software, works of authorships, trademarks, service marks, trade names, databases, formulae, know how, Internet domain names and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary confidential information, systems, or procedures) (collectively, “Intellectual Property Assets”) necessary to conduct its businesses as currently conducted, and as proposed to be conducted and described in the Time of Sale Disclosure Package. The Company has not received any opinion from its legal counsel concluding that any activities of the Company or its subsidiaries’ respective businesses infringe, misappropriate, or otherwise violate, valid and enforceable Intellectual Property Rights of any other person, and have not received written notice of any challenge, which is to its knowledge still pending, by any other person to the rights of the Company with respect to any Intellectual Property Rights or Intellectual Property Assets owned or used by the Company. To the knowledge of the Company, the Company business as now conducted does not give rise to any infringement of, any misappropriation of, or other violation of, any valid and enforceable Intellectual Property Rights of any other person. All licenses for the use of the Intellectual Property Rights described in the Time of Sale Disclosure Package are valid, binding upon, and enforceable by or against the parties thereto in accordance to its terms. The Company and its subsidiaries have complied in all material respects with, and are not in breach nor have received any asserted or threatened claim of breach of any Intellectual Property license, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property license. Except as described in the Time of Sale Disclosure Package, no claim has been made against the Company alleging the infringement by the Company of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person. The Company has taken all reasonable steps to protect, maintain and safeguard its Intellectual Property Rights, including the execution of appropriate nondisclosure and confidentiality agreements. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s right to own, use, or hold for use any of the Intellectual Property Rights as owned, used or held for use in the conduct of the business as currently conducted. With respect to the use of software in the Company’s business as it is currently conducted, the Company has not experienced any defects in such software including any error or omission in the processing of any transactions other than defects which have been corrected or that would not have a Material Adverse Effect, and to the knowledge of the Company, no such software contains any device or feature designed to disrupt, disable, or otherwise impair the functioning of any software or is subject to the terms of any “open source” or other similar license that requires the source code of the Company’s material proprietary software to be publicly distributed or dedicated to the public. The Company has at all times complied with all applicable laws relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company in the conduct of the Company’s business. No claims have been asserted or threatened against the Company alleging a violation of any person’s privacy or personal information or data rights and the consummation of the transactions contemplated hereby will not breach or otherwise cause any violation of any law related to privacy, data protection, or the collection and use of personal information collected, used, or held for use by the Company in the conduct of the Company’s business. The Company takes reasonable measures to ensure that such information is protected against unauthorized access, use, modification, or other misuse. The Company has taken all necessary actions to obtain ownership of all works of authorship and inventions made by its employees, consultants and contractors during the time they were employed by or under contract with the Company and which relate to the Company’s business. All founders and key employees have signed confidentiality and invention assignment agreements with the Company.

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(xx)       The Company and each of its subsidiaries has complied with, is not in violation of, and has not received any notice of violation relating to any law, rule, regulation, judgment, order or decree of any a court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company and such subsidiary or any of their properties, as applicable, including, without limitation, (a) any laws, rules or regulations related to health, safety or the environment, including those relating to the regulation of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to its business (“Environmental Laws”), (b) the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder, (c) the Foreign Corrupt Practices Act of 1977 and the rules and regulations thereunder, and (d) the Employment Retirement Income Security Act of 1974 and the rules and regulations thereunder, in each case except where the failure to be in compliance is not reasonably likely to result in a Material Adverse Effect. No directors or officers of the Company or any of its subsidiaries, in their capacity as such, have failed to comply with any provision of the Sarbanes-Oxley Act and the rules and regulations of the Commission thereunder, including Section 402 relating to loans and Sections 302 and 906 relating to certifications.

(xxi)       The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with all applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder, including but not limited to the Bank Secrecy Act, as amended by the USA PATRIOT Act, and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

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(xxii)       There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any material liability; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge. The Company has reasonably concluded that the effect of Environmental Laws on associated costs and liabilities in operating its business (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or Permits issued thereunder, any related constraints on operating activities and any potential liabilities to third parties) would not have, singularly or in the aggregate, a Material Adverse Effect.

(xxiii)       Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, employee, representative, agent or affiliate of the Company or any of its subsidiaries is currently subject to any sanctions administered or enforced by the United States (including, without limitation, by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the United Nations Security Council (“UNSC”), the European Union, Her Majesty’s Treasury (“HMT”), or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company or any of its subsidiaries located, organized or resident in a country or territory that is the subject or target of Sanctions; and the Company will not directly or indirectly use the proceeds of the offering of the Units contemplated hereby, or lend, contribute or otherwise make available such proceeds to any person or entity, for the purpose of financing the activities of any person currently subject to any Sanctions.

(xxiv)       Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries, is a person that is, or is 50% or more owned or otherwise controlled by a person that is: (i) the subject of any Sanctions; or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of Sanctions that broadly prohibit dealings with that country or territory (currently, Cuba, Iran, North Korea, Sudan, and Syria) (collectively, “Sanctioned Countries” and each, a “Sanctioned Country”).

(xxv)       Except as has been disclosed to the Placement Agents or is not material to the analysis under any Sanctions, neither the Company nor any of its subsidiaries has engaged in any dealings or transactions with or for the benefit of a Sanctioned Person, or with or in a Sanctioned Country, in the preceding 5 years, nor does the Company or any of its subsidiaries have any plans to increase its dealings or transactions with Sanctioned Persons, or with or in Sanctioned Countries.

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(xxvi)       The interactive data in the eXtensible Business Reporting Language (“XBRL”) included as an exhibit to the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(xxvii)       Neither the Company nor, to the Company’s knowledge, any employee or agent of the Company, has (i) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns from corporate funds, (iii) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended or (iv) made any other unlawful payment.

(xxviii)       The Company is not a Passive Foreign Investment Company (“PFIC”) within the meaning of Section 1296 of the United States Internal Revenue Code of 1966, and the Company is not likely to become a PFIC.

(xxix)       There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s liquidity or the availability of or requirements for its capital resources required to be described in the Time of Sale Disclosure Package and the Prospectus which have not been described as required.

(xxx)       There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statements or the Time of Sale Disclosure Package and the Prospectus. All transactions by the Company with office holders or control persons of the Company have been duly approved by the board of directors of the Company, or duly appointed committees or officers thereof, if and to the extent required under U.S. law.

(xxxi)       The Company and each of its subsidiaries carries, or is covered by, insurance covering the Company’s, or any of its subsidiaries’, respective businesses, assets, employees, officers and directors, in such amounts and covering such risks as is adequate for the conduct of its business and the value of such properties and assets and as is customary for companies engaged in similar businesses in similar industries. The Company has no reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect. All policies of insurance owned by the Company are, to the Company’s knowledge, in full force and effect and the Company is in compliance with the terms of such policies. There are no claims by the Company or any of its subsidiaries under any such policy as to which any insurer is denying liability or defending under a reservation of rights clause and neither the Company nor any such subsidiary has been refused any insurance coverage sought or applied for. The Company has not received written notice from any insurer, agent of such insurer or the broker of the Company that any material capital improvements or any other material expenditures (other than premium payments) are required or necessary to be made in order to continue such insurance. The Company does not insure risk of loss through any captive insurance, risk retention group, reciprocal group or by means of any fund or pool of assets specifically set aside for contingent liabilities other than as described in the Time of Sale Disclosure Package.

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(xxxii)       There is (A) no significant unfair labor practice complaint pending against the Company, nor to the knowledge of the Company, threatened against it, before the National Labor Relations Board, any state or local labor relation board or any foreign labor relations board, and no significant grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is so pending against the Company, or, to the knowledge of the Company, threatened against it and (B) no labor dispute with the employees of the Company exists or, to the Company’s knowledge, is imminent, and the Company is not aware of any existing or imminent labor dispute by the employees of any of its principal suppliers, manufacturers, customers or contractors, that could reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company plans to terminate employment with the Company.

(xxxiii)       No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the thirty (30)-day notice requirement under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan of the Company which could, singularly or in the aggregate, have a Material Adverse Effect. Each employee benefit plan of the Company is in compliance in all material respects with applicable law, including ERISA and the Code. The Company has not incurred and could not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA). Each pension plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could, singularly or in the aggregate, cause the loss of such qualification.

(xxxiv)       No supplier, customer, distributor or sales agent of the Company has notified the Company that it intends to discontinue or decrease the rate of business done with the Company, except where such decrease is not reasonably likely to result in a Material Adverse Effect.

(xxxv)       There are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder’s, consulting or origination fee with respect to the introduction of the Company to the Placement Agents or the sale of the Units hereunder or any other arrangements, agreements, understandings, payments or issuances with respect to the Company that may affect the Placement Agents’ compensation, as determined by FINRA.

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(xxxvi)       Except as disclosed to the Placement Agents in writing, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to (i) any person, as a finder’s fee, investing fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who provided capital to the Company, (ii) any FINRA member, or (iii) any person or entity that has any direct or indirect affiliation or association with any FINRA member within the 12-month period prior to the date on which the Registration Statement was filed with the Commission (“Filing Date”) or thereafter.

(xxxvii)       To the knowledge of the Company, no (i) officer or director of the Company or its subsidiaries, (ii) owner of 5% or more of the Company’s unregistered securities or that of its subsidiaries or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the Filing Date, has any direct or indirect affiliation or association with any FINRA member. The Company will advise the Placement Agents and the Placement Agents’ counsel if it becomes aware that any officer, director or stockholder of the Company or its subsidiaries is or becomes an affiliate or associated person of a FINRA member participating in the offering of the Units.

(xxxviii)       None of the net proceeds of the offering will be paid by the Company to any participating FINRA member or any affiliate or associate of any participating FINRA member, except as specifically authorized herein.

(xxxix)       Other than the Placement Agent, the Company has not appointed or granted any right to any person to act as an underwriter or financial advisor to the Company with respect to the offer and sale of the Units.

(xl)       The Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Placement Agents for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units or any transaction contemplated by this Agreement, the Registration Statement, the Time of Sale Disclosure Package or the Prospectus.

(xli)       If applicable, all of the information provided to the Placement Agents or to counsel for the Placement Agents by the Company, its officers and directors and the holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with letters, filings or other supplemental information provided to FINRA pursuant to NASD Conduct rule 2710 or 2720 is true, correct and complete.

(b)       Any certificate signed by or on behalf of the Company and delivered to the Placement Agents shall be deemed to be a representation and warranty by the Company to the Placement Agents as to the matters covered thereby.

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5.       Closing and Settlement. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Units (or their constituent components) shall be made at one or more closings (each a “Closing” and the date on which each Closing occurs, a “Closing Date”) at the offices of the Representative (or at such other place as shall be agreed upon by the Representative and the Company), the first such Closing to take place at 10:00 a.m., Pacific Daylight time, on February 21, 2017 (unless another time shall be agreed to by the Representative and the Company). Payment of the purchase price at each Closing shall be made by the Investors through the Representative’s clearing firm, against delivery of the Shares (through the DWAC facilities of the Depository Trust Company) and the Warrants, and such Shares and Warrants shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request and as set forth in the applicable subscription agreement executed by each Investor.

6.       Covenants.

(a)       The Company covenants and agrees with the Placement Agent as follows:

(i)       During the period beginning on the date hereof and ending on the later of the Closing Date or such date as the Final Prospectus is no longer required by law to be delivered in connection with sales by an underwriter or dealer (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, including any Rule 462 Registration Statement, the Time of Sale Disclosure Package or the Prospectus, the Company shall furnish to the Placement Agents for review and comment a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Placement Agents reasonably object.

(ii)       From the date of this Agreement until the end of the Prospectus Delivery Period, the Company shall promptly advise the Placement Agents in writing (A) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (B) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, (C) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending its use or the use of the Time of Sale Disclosure Package, the Prospectus or any Issuer Free Writing Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Common Stock from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time during the Prospectus Delivery Period, the Company will use its reasonable efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees during the Prospectus Delivery Period that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 under the Securities Act were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or 164(b) of the Securities Act).

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(iii)      (A) During the Prospectus Delivery Period, the Company will comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act, as now and hereafter amended, so far as necessary to permit the continuance of sales of or dealings in the Units as contemplated by the provisions hereof, the Time of Sale Disclosure Package, the Registration Statement and the Prospectus. If, during the Prospectus Delivery Period, any event occurs the result of which would cause the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) to include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Placement Agents or their counsel to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) to comply with the Securities Act or to file under the Exchange Act any document that would be deemed to be incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, the Company will promptly notify the Placement Agents, allow the Placement Agents the opportunity to provide reasonable comments on such amendment, Prospectus supplement or document, and will amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(B)       During the Prospectus Delivery Period, if at any time following the issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement or any Prospectus or included or would include, when taken together with the Time of Sale Disclosure Package, an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company will promptly notify the Placement Agents and will promptly amend or supplement, at its own expense, such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission.

(iv)       The Company shall take or cause to be taken all necessary action to qualify the Units for sale under the securities laws of such jurisdictions as the Representative reasonably designates and to continue such qualifications in effect so long as required for the distribution of the Units, except that the Company shall not be required in connection therewith to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified, (B) to execute a general consent to service of process in any state, or (C) to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

(v)       The Company will furnish to the Placement Agents and counsel for the Placement Agents copies of the Registration Statement, each Prospectus, any Issuer Free Writing Prospectus, and all amendments and supplements to such documents, in each case promptly after they become available and in such quantities as the Placement Agents may from time to time reasonably request.

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(vi)       The Company, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, will make generally available to its security holders as soon as practicable, but in any event not later than 15 months after the end of the Company’s current fiscal quarter, an earnings statement (which need not be audited) covering a 12-month period that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(vii)       The Company will pay or cause to be paid: (A) all expenses (including transfer taxes allocated to the respective transferees) incurred by the Company in connection with the delivery to the Placement Agents of the Units, (B) all expenses and fees incurred by the Company (including, without limitation, fees and expenses of the Company’s counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Units, the Time of Sale Disclosure Package, any Prospectus (including the Final Prospectus), any Issuer Free Writing Prospectus and any amendment thereof or supplement thereto, (C) the fees and expenses of any transfer agent or registrar of the Units, (D) NASDAQ listing fees, if any, and (E) all other costs and expenses incurred by the Company incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. In addition, the Company will reimburse the Placement Agents for (i) all reasonable filing fees and reasonable fees and disbursements of the Placement Agents’ counsel incurred in connection with the qualification of the Units for offering and sale by the Placement Agents or by dealers under the securities or blue sky laws of the states and other jurisdictions that the Representative shall designate and in connection with any FINRA filing, and (ii) all reasonable out-of-pocket costs (including, but not limited to, reasonable fees and disbursements of counsel which shall not exceed $80,000, travel expenses, postage, facsimile and telephone charges) incurred by the Placement Agents in connection with its investigation, preparing to market and marketing the Units or in contemplation of performing its obligations hereunder.

(viii)       The Company intends to apply the net proceeds from the sale of the Units to be sold by it hereunder for the purposes set forth in the Time of Sale Disclosure Package and in the Final Prospectus.

(ix)       The Company has not taken and will not take, directly or indirectly, during the Prospectus Delivery Period, any action designed to or which might reasonably be expected to cause or result in, or that has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Units. Furthermore, except pursuant to the terms of outstanding options, warrants and convertible securities, the Company will not issue or sell any Common Stock or other equity or equity-linked securities (other than under existing stock option plans) during the Exclusive Term at less than the Offering Price or equivalent.

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(x)       The Company hereby agrees that, without the prior written consent of the Representative, it will not, during the period ending ninety (90) days after the date hereof (“Lock-Up Period”), (i) offer, pledge, issue, sell, contract to sell, purchase, contract to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock; or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; or (iii) file any registration statement with the Commission relating to the offering of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock. The restrictions contained in the preceding sentence shall not apply to (1) the Units to be sold hereunder, (2) the issuance of Common Stock upon the exercise of convertible notes, options or warrants disclosed as outstanding in the Registration Statement (excluding exhibits thereto) or the Prospectus and the vesting of restricted stock awards or units, and (3) the issuance of employee stock options not exercisable during the Lock-Up Period and the grant, redemption or forfeiture of restricted stock awards or restricted stock units pursuant to equity incentive plans described in the Registration Statement (excluding exhibits thereto). Notwithstanding the foregoing, if (x) the Company issues an earnings release or material news, or a material event relating to the Company occurs, during the last 17 days of the Lock-Up Period, or (y) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this clause shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, unless the Representative waives such extension in writing.

(b)       The Company represents and agrees that, unless it obtains the prior written consent of the Representative, it will not make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 of the Securities Act) required to be filed by the Company with the Commission or retained by the Company under Rule 433 of the Securities Act; provided that the prior written consent of the Representative shall be deemed to have been given in respect of the free writing prospectus included in Schedule C. Any such free writing prospectus consented to by the Representative is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company represents that it has treated or agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied or will comply with the requirements of Rule 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record-keeping.

7.       Conditions of the Placement Agent’s Obligations. The obligations of the Placement Agent hereunder are subject to the accuracy, as of the date hereof and at the applicable Closing Date (as if made at the Closing Date), of and compliance with all representations, warranties and agreements of the Company contained herein, the performance by the Company of its obligations hereunder and the following additional conditions:

(a)       If filing of the Final Prospectus, or any amendment or supplement thereto, is required under the Securities Act or the Rules and Regulations, the Company shall have filed the Final Prospectus (or such amendment or supplement) with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8) under the Securities Act); the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof, any Rule 462 Registration Statement, or any amendment thereof, nor suspending or preventing the use of the Time of Sale Disclosure Package or the Final Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; any request of the Commission for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package, the Final Prospectus, or otherwise) shall have been complied with to the Representative’s satisfaction.

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(b)       The Placement Agent shall not have reasonably determined and advised the Company that the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus, or any amendment thereof or supplement thereto, contains an untrue statement of fact which is material, or omits to state a fact which is material and is required to be stated therein or necessary to make the statements therein not misleading.

(c)       On the applicable Closing Date, there shall have been furnished to the Placement Agent the opinion and negative assurance letters of counsel for the Company, dated the applicable Closing Date and addressed to the Placement Agent, in form and substance reasonably satisfactory to the Representative.

(d)       The Placement Agent shall have received a letter from PMB Helin Donovan LLP, on the date hereof addressed to the Placement Agent, confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualifications of accountants under Rule 2-01 of Regulation S-X of the Commission, and confirming, as of the date of each such letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Time of Sale Disclosure Package, as of a date not more than five days prior to the date of such letter), the conclusions and findings of said firm with respect to the financial information, including any financial information contained in Exchange Act Reports filed by the Company, and other matters required by the Representative and a bringdown letter confirming the conclusions and findings of said firm on the applicable Closing Date.

(e)       On the applicable Closing Date, there shall have been furnished to the Placement Agents a certificate, dated the applicable Closing Date and addressed to the Placement Agents, signed by the chief executive officer and the chief financial officer of the Company, in their capacity as officers of the Company, to the effect that:

(i)       The representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of the applicable Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the applicable Closing Date;

(ii)       No stop order or other order (A) suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof, (B) suspending the qualification of the Units for offering or sale, or (C) suspending or preventing the use of the Time of Sale Disclosure Package or the Final Prospectus has been issued, and no proceeding for that purpose has been instituted or, to their Knowledge, is contemplated by the Commission or any state or regulatory body; and

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(iii)       There has been no occurrence of any event resulting or reasonably likely to result in a Material Adverse Effect during the period from and after the date of this Agreement and prior to the applicable Closing Date.

(f)       On the applicable Closing Date, there shall have been furnished to the Placement Agent a certificate, dated the applicable Closing Date and addressed to the Placement Agent, signed by the Company’s secretary including copies of all resolutions of the Company’s Board of Directors or committees thereof relating to the Registration Statement and the offer and sale of the Securities, and the Company’s certificate of incorporation and by-laws as amended and in effect on the applicable Closing Date.

(g)       The Common Stock shall be registered under the Exchange Act and shall be listed on NASDAQ Capital Market, and the Company shall not have taken any action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from NASDAQ Capital Market, nor, except as disclosed in the Final Prospectus, shall the Company have received any information suggesting that the Commission or NASDAQ is contemplating terminating such registration or listing.

(h)       The Company shall have furnished to the Placement Agent and counsel for the Placement Agent such additional documents, certificates and evidence as the Placement Agent or its counsel may have reasonably requested.

If any condition specified in this Section 7 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Placement Agent by notice to the Company at any time at or prior to the applicable Closing Date and such termination shall be without liability of any party to any other party, except that Section 1(b), Section 6(h), Section 8 and Section 9 shall survive any such termination and remain in full force and effect.

8.       Indemnification and Contribution.

(a)       The Company agrees to indemnify, defend and hold harmless the Placement Agent, its affiliates, directors and officers and employees, and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which such Placement Agent or such person may become subject, under the Securities Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, the Time of Sale Disclosure Package, the Final Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Registration Statement or the Final Prospectus), or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, (ii) in whole or in part, any material inaccuracy in the representations and warranties of the Company contained herein, or (iii) in whole or in part, any failure by the Company to perform any of its material obligations hereunder or under law, and will reimburse the Placement Agent for any legal or other expenses reasonably incurred by it in connection with evaluating, investigating or defending against such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action (or any legal or other expense reasonably incurred in connection with the evaluation, investigation or defense thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Time of Sale Disclosure Package, the Final Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use in the preparation thereof.

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(b)       Each Placement Agent will severally and not jointly indemnify and hold harmless the Company, its affiliates, directors, officers and employees, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Placement Agent), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Time of Sale Disclosure Package, the Final Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company for any legal or other expenses reasonably incurred by it in connection with evaluating, investigating or defending against such loss, claim, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Time of Sale Disclosure Package, the Final Prospectus, or any amendment or supplement thereto or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Placement Agent specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with defending against any such loss, claim, damage, liability or action.

(c)       Promptly after receipt by an indemnified party under subsection (a) or (b), above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that if (i) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (ii) a conflict or potential conflict exists (based on the reasonable advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (iii) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, the indemnified party shall have the right to employ a single counsel to represent it in any claim in respect of which indemnity may be sought under subsection (a) or (b) of this Section 8, in which event the reasonable and documented fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the indemnified party as incurred.

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The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is a party or could be named and indemnity was or would be sought hereunder by such indemnified party, unless such settlement, compromise or consent (a) includes an unconditional release of such indemnified party from all liability for claims that are the subject matter of such action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)       If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b), above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and each of the Placement Agents, on the other hand, from the Offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and each of the Placement Agents, on the other hand, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and each of the Placement Agents, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company, and the total placement agent fees received by the Placement Agents, in each case as set forth on the cover page of the Final Prospectus, bear to the aggregate offering price of the Units set forth on such cover. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Placement Agents and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Placement Agents agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), each Placement Agent shall not be required to contribute any amount in excess of the amount of the Placement Agent’s fees actually received from the Offering of the Units. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

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(e)       The obligations of the Company under this Section 8 shall be in addition to any liability that the Company may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to each person, if any, who controls any Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and the obligations of the Placement Agents under this Section 8 shall be in addition to any liability that the Placement Agents may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to the Company, and its officers, directors and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

(f)       For purposes of this Agreement, each Placement Agent confirms, and the Company acknowledges, that there is no information concerning any Placement Agent furnished in writing to the Company by the Placement Agent specifically for preparation of or inclusion in the Registration Statement, the Time of Sale Disclosure Package or the Final Prospectus, other than the statements regarding the Placement Agent set forth in the “Plan of Distribution” section of the Final Prospectus and Time of Sale Disclosure Package, only insofar as such statement relate to the Placement Agents’ compensation and expense reimbursement, the activities the Placement Agents may undertake in connection with this Offering, any prior relationships between the Company and the Placement Agents and the amount of the Company’s securities held by the Placement Agents and its affiliates.

9.       Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto including, but not limited to, the agreements of the Placement Agents and the Company contained in Section 1(b), Section 6(h) and Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agents or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Units to and by the Placement Agents hereunder.

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10.       Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to the Placement Agents, shall be mailed, delivered or emailed to Roth Capital Partners, LLC, 888 San Clemente Drive, Newport Beach, CA 92660, Attention: Roth Equity Capital Markets, Email: RothECM@roth.com, with a copy (which shall not constitute notice) to DLA Piper LLP (US), 2000 University Avenue, East Palo Alto, CA 94301, Attention: Curtis L. Mo, Email: Curtis.Mo@dlapiper.com; and if to the Company, shall be mailed, delivered or emailed to it at 4699 Old Ironsides Drive, Suite 300, Santa Clara, CA 95054, Email: crussell@unipixel.com or emalick@unipexel.com, Attention: Chief Financial Officer, with a copy (which shall not constitute notice) to Crowell & Moring LLP, 3 Embarcadero Center, 26th Floor, San Francisco, CA 94111, Email: jselman@crowell.com, Attention: Jeffrey C. Selman; or in each case to such other address as the person to be notified may have requested in writing. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

11.       Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and the controlling persons, officers and directors referred to in Section 8. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Units.

12.       Absence of Fiduciary Relationship. The Company acknowledges and agrees that: (a) the Placement Agents have been retained solely to act as placement agents in connection with the sale of the Units and that no fiduciary, advisory or agency relationship between the Company and the Placement Agents have been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Placement Agents have advised or is advising the Company on other matters; (b) the price and other terms of the Units set forth in this Agreement were established by the Placement Agent and the Investors following discussions and arms-length negotiations and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Placement Agents and their affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that the Placement Agents have no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and (d) it has been advised that the Placement Agents are acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Placement Agent, and not on behalf of the Company.

13.       No Limitations. Nothing in this Agreement shall be construed to limit the ability of the Placement Agents or their affiliates to (a) trade in the Company’s or any other company’s securities or publish research on the Company or any other company, subject to applicable law, or (b) pursue or engage in investment banking, financial advisory or other business relationships with entities that may be engaged in or contemplate engaging in, or acquiring or disposing of, businesses that are similar to or competitive with the business of the Company.

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14.       Amendments and Waivers. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver be deemed or constitute a continuing waiver unless otherwise expressly provided.

15.       Partial Unenforceability; Engagement Agreement. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision.

16.       Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of California.

17.       Submission to Jurisdiction. The Company irrevocably (a) submits to the jurisdiction of any court of the State of California for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. EACH OF THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVE[S] ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, AND THE PROSPECTUS.

18.       Counterparts. This Agreement may be executed and delivered (including by facsimile transmission and electronic mail attaching a portable document file (.pdf)) in one or more counterparts and, if executed and delivered in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

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Please sign and return to the Company the enclosed duplicates of this letter whereupon this letter will become a binding agreement between the Company and the Representative in accordance with its terms.

Very truly yours,

UNI-PIXEL, INC.

By:
Name:	Christine Russell
Title:	Chief Operating Officer

Confirmed as of the date first above-

mentioned:

ROTH CAPITAL PARTNERS, LLC

By:
Name:
Title:

[Signature Page to Placement Agency Agreement]

SCHEDULE A

Placement Agents

Roth Capital Partners, LLC

Ladenburg Thalmann

The Benchmark Company

SCHEDULE B

SCHEDULE C

None.